3Q Results 2013 | cbbank.com December 2013 Exhibit 99.1

3Q Results 2013 | cbbank.com
Safe Harbor
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers;
changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data;
political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public
Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters;
changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the
Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

3Q Results 2013 | cbbank.com
Total Assets: $6.6 Billion
Gross Loans: $3.4 Billion
Total Deposits (Including Repos): $5.5 Billion
Total Equity: $768 Million
Source: Q3 2013 earnings release & company filings. *non-covered loans
CVB Financial Corp  (CVBF)
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Serves 40 cities with 39 business financial centers and 6 commercial banking centers and 3 trust office locations throughout the Inland Empire, LA County,
Orange County and the Central Valley of California
Average Cost of Deposits = 0.10%

3Q Results 2013 | cbbank.com
Experienced Leadership
Name
Position
Banking Experience CVBF Service
Christopher D. Myers
President & CEO
29 Years 7 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
4 Years 3 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
36 Years 5 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
24 Years 4 Years
David A. Brager
Executive Vice President
Sales Division
26 Years 11 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
31 Years 1 Year
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
34 Years 26 Years
Richard Wohl
Executive Vice President
General Counsel
25 Years 2 Years

3Q Results 2013 | cbbank.com
Board of Directors
Name
CVB Experience
Age
Ronald Kruse - Chairman 38 Years 74
Linn Wiley - Vice Chairman 21 Years 75
George Borba Jr. 1 Year 46
Steve Del Guercio 1 Year 52
Robert Jacoby 7 Years 72
Ray O’Brien 1 Year 56
San Vaccaro 13 Years 80
Chris Myers - CEO 7 Years 51

3Q Results 2013 | cbbank.com Who is CVB Financial Corp

3Q Results 2013 | cbbank.com
Largest Banks Headquartered in California
7
Source: SNL Financial
Rank Name Asset Size (9/30/13)
1 Wells Fargo
$1,488,055
2 Union Bank
$105,484
3 Bank of the West
$65,084
4 First Republic Bank
$40,951
5 City National Bank
$29,059
6 East West Bank
$24,499
7 OneWest Bank
$24,222
8 SVB Financial
$23,741
9 Cathay Bank
$10,821
10 CapitalSource  Inc.
$8,755
11 Pacific Western Bank
$6,617
12 12 CVB Financial Corp CVB Financial Corp
$6,557
$6,557
13 BBCN
$6,341
14 Farmers & Merchants of Long Beach
$5,145
15 Westamerica Bank
$4,806
In millions In millions

3Q Results 2013 | cbbank.com
Bank Accomplishments & Ratings
146 Consecutive Quarters of Profitability
96 Consecutive Quarters of Cash Dividends
#8 Rated Bank  BankDirector Magazine
Bank Performance Scorecard (August 2013)
BauerFinancial Report
Five Star Rating (July 2013)
Fitch Rating
BBB (September 2013)

3Q Results 2013 | cbbank.com Our Markets

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
San Diego

3Q Results 2013 | cbbank.com
Existing Locations
10
39
Business Financial Centers

Commercial Banking Centers
3
CitizensTrust Locations
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
San Diego Opening February 2014

3Q Results 2013 | cbbank.com
Deposits*
(000’s)
# of Center
Locations
Total Deposits
(9/30/12)
Total Deposits
(9/30/13)
Los Angeles County
17 $1,962,327 $1,913,762
Inland Empire
(Riverside & San Bernardino Counties)

$1,603,850 $1,763,235
Central Valley

$830,490 $863,738
Orange County
8 $586,297 $662,013
Other
0
$246,940 $258,621
Total 45
$5,229,904 $5,461,369
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
Average Cost of Deposits  (year to date)
0.15% 0.12%

$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007
2008
2009
2010
2011
2012
2013

3Q Results 2013 | cbbank.com Non-Interest Bearing Deposits

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
CVBF
Peers
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007 2008 2009 2010 2011 2012 2013

3Q Results 2013 | cbbank.com
Deposit Cost Comparison

Source: Q3 2013 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

3Q Results 2013 | cbbank.com
Total Loans*
as of 9/30/2013
(000’s)
Non-
Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$1,242,392 $10,580 $1,252,972 36.13%
Central Valley
$689,656 $156,076 $845,732 24.38%
Inland Empire
(Riverside & San Bernardino Counties)
$605,779 $962 $606,741 17.49%
Orange County $490,385 $0 $490,385 14.14%
Other $262,259 $10,245 $272,504 7.86%
Total $3,290,471 $177,863 $3,468,334 100%
*Prior to MTM discount, loan fees and loan loss reserve (Includes loans Held for Sale)

$3,800,000
$3,600,000
$3,400,000
$3,200,000
$3,000,000
$2,800,000
$2,600,000
$2,400,000
$2,200,000
$2,000,000
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
(000's)
2009
2010
2011
2012
2013

3Q Results 2013 | cbbank.com Total Non-Covered Loans Net of deferred fees

Municipal Lease Finance Receivables, 2.9%
Other, 1.7%
Dairy, Livestock & Agribusiness, 7.7%
SFR Mortgage, 5.5%
Multi-Family, 4.1%
Commercial & Industrial, 15.3%
Commercial RE-Non-Owner, 38.5%
Construction RE, 1.4%
Commercial RE - Owner Occupied, 22.9%

3Q Results 2013 | cbbank.com 16 Source: Q3 2013 earnings release & company reports |Covered & Non Covered Loan Portfolio Composition Total Loans by Type Total Loans by Type

3Q Results 2013 | cbbank.com New/Enhanced Lending Initiatives • Residential Real Estate • Multi-Family • Asset Based Lending 17

3Q Results 2013 | cbbank.com
Other Lending Areas
For Future Consideration/Expansion
•
Residential and Commercial Construction
•
Medical Equipment/Office
•
Equipment Lending & Leasing
•
Private Banking

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2009
2010
2011
2012
2013

3Q Results 2013 | cbbank.com Total Covered Loans (000’s) Net of Discount Net of Discount $184 million $184 million $14.5 million $14.5 million Includes Loans Held for Sale

$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
(000's)
2009
2010
2011
2012
2013
Non-Performing Loans
OREO

3Q Results 2013 | cbbank.com Non-Performing Assets Non-Covered 20

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
(000's)
2009
2010
2011
2012
2013

3Q Results 2013 | cbbank.com Classified Loans Non-Covered 21

3Q Results 2013 | cbbank.com Profits

$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007
2008
2009
2010
2011
2012
2013

3Q Results 2013 | cbbank.com Net Income Net Income After Taxes $20.4 million FHLB prepayment charge

(000's)	2009	2010	2011	2012	9 Months to 9/30/2013
Net Interest Income	**$222,264**	**$259,317**	**$234,681**	**$236,950**	**$161,157**
Provision for Loan Losses	($80,500)	($61,200)	($7,068)	$0	($9,950)
Other Operating Income/Expenses (Net)	($52,515)	($111,378)	($106,809)	($122,257)	($65,363)
Income Taxes	($23,830)	($23,804)	($39,071)	($37,413)	($35,424)
Net Profit After Tax	**$65,419**	**$62,935**	**$81,733**	**$77,280**	**$70,320**

3Q Results 2013 | cbbank.com Earnings 24

4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007
2008
2009
2010
2011
2012
2013

3Q Results 2013 | cbbank.com Net Interest Margin 25 *Normalized excludes accelerated accretion on covered loans Normalized*

3Q Results 2013 | cbbank.com Expenses

3Q Results 2013 | cbbank.com
Expenses

*Includes $20.4 million FHLB prepayment charge
(000’s) 2010 2011 2012
9 Months to
9/30/2013
Salaries & Employee
Benefits
$69,419 $69,993 $68,496
$52,777
Promotion &
Entertainment
$6,084 $4,977 $4,869
$3,503
Stationary & Supplies $4,965 $3,645 $3,592
$2,681
Software Licenses &
Maintenance
$5,031 $3,669 $4,269
$3,392
Professional Services $13,308 $15,031 $6,249
$4,299
OREO Expense $7,490 $6,729 $2,146
$384
Other $62,195 $36,981 $48,539*
$17,724
Total $168,492 $141,025 $138,160
$84,760

3Q Results 2013 | cbbank.com Bank Borrowings

3Q Results 2013 | cbbank.com
Type of Debt
Balance at
09/30/2013
Interest Rate
FHLB Advance* $199,070 4.52% Fixed
Other Borrowings  (overnight) $0
Subordinated Debentures
CVB Statutory Trust III $25,774 3-Month LIBOR + 1.38%
Total $224,844
Outstanding Debt
as of 09/30/2013

(000’s)
*FHLB Advance maturity is November, 28 2016.  As of 10/23/13, prepayment penalty was estimated at $22.1 million.

3Q Results 2013 | cbbank.com Capital

3Q Results 2013 | cbbank.com
Capital Ratios
Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
September 30, 2013*
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 17.87%
Total Risk-based Capital Ratio 8.0% 10.0% 19.13%
Tier 1 Leverage Ratio 4.0% 5.0% 11.44%
Tangible Capital Ratio 10.93%
Core Tier 1 Capital Ratio 17.26%

3Q Results 2013 | cbbank.com Securities & Investments

Yield on securities portfolio = 2.38% for the 3rd Quarter 2013

Trust Preferred 0.18%
CMO's / REMIC's 14.87%
Municipal Bonds 22.95%
Government Agency & GSEs 12.72%
MBS 49.28%

- 
-

3Q Results 2013 | cbbank.com Source: Q3 2013 earnings release. As of  9/30/2013 securities held-to-maturity were valued at
approximately $1.8 million | Yield on securities represents the fully taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $2.62 billion at 9/30/2013.  The portfolio represents 39.9% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio
Securities Portfolio*
--$2.62 Billion--

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$7,348
Jun 09
Sep 09
Dec 09
Mar 10
Jun 10
Sep 10
Dec 10
Mar 11
Jun 11
Sep 11
Dec 11
Mar 12
Jun 12
Sep 12
Dec 12
Mar 13
Jun 13
Sept 13

3Q Results 2013 | cbbank.com Securities Portfolio* $2.62 Billion Mark-to-Market (Pre-tax) (000’s) *Securities Available For Sale

12/31/06
$6.1 Billion

Loans,
49.9%
Securities
42.4%
Goodwill &
Intangibles
0.7%
Other,
4.6%
Fed
Balance*,
2.4%

9/30/13
$6.6 Billion

Loans,
51.3%
Securities,
39.9%
Goodwill &
Intangibles
0.9%
Other, 7.8%
Fed
Balance*,
0.1%

3Q Results 2013 | cbbank.com
CVBF Assets

*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2009
2010
2011
2012
2013
Yield on Loans*
Yield on Securities

3Q Results 2013 | cbbank.com Yield on Securities vs. Yield on Loans *Excluding Discount Accretion

Junior subordinated Debentures, 1.9%
Borrowings, 36.0%
Total Deposits*, 61.4%
Other Liabilities, 0.7%

Other Liabilities, 1.0%
Borrowings, 4.2%
Junior subordinated Debentures, 0.5%
Total Deposits*, 94.3%

3Q Results 2013 | cbbank.com CVBF Liabilities *Includes Customer Repurchase Agreements 12/31/06 $5.7 Billion 9/30/13 $5.8 Billion

3Q Results 2013 | cbbank.com Our Growth Strategy

3Q Results 2013 | cbbank.com
Our Vision
Citizens Business Bank will strive to become the
dominant financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful
small to medium sized businesses and their
owners.

3Q Results 2013 | cbbank.com
Target Customer
The best privately-held and/or family-owned
businesses throughout California
—
Annual revenues of $1-200 million
—
Top 25% in their respective industry
—
Full relationship banking
—
Build 20-year relationships

Same Store Sales
DeNovo
Acquisitions
--Banks--
--Trust--

3Q Results 2013 | cbbank.com Three Areas of Growth 41

3Q Results 2013 | cbbank.com
•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In- market & ‘new’ markets

3Q Results 2013 | cbbank.com
Our ‘Critical Few’
•
Loan Growth
•
Expand Credit Product Offerings & Capabilities
•
Build Core Deposits
•
Drive Service Charge & Fee Income Growth
•
Manage Operating Efficiency
•
Grow Through Acquisition

3Q Results 2013 | cbbank.com Copy of presentation at